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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) December 26, 2001.

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-25945               34-1877137
        --------                       ---------              ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

              601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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ITEM 5.  OTHER EVENTS.
         ------------

        On December 26, 2001 Grand Central Financial Corp. (the "Company") issued a press release which reported the declaration of a cash dividend payable January 18, 2002 to stockholders of record at the close of business on January 7, 2002.

        A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

        Exhibit 99   Press Release dated December 26, 2001.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   December 26, 2001             By: /s/ William R. Williams
                                           -------------------------------------
                                           William R. Williams
                                           President and Chief Executive Officer





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